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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WILSHIRE BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200

April 16, 2009

To the Shareholders of Wilshire Bancorp, Inc.:

        It is with great pleasure that I extend a cordial invitation to attend the 2009 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 27, 2009 at 10:00 a.m., local time, at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005.

        Details of the business to be conducted at the meeting are provided in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

        This year, we are furnishing proxy materials to some of our shareholders over the Internet. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting. We are also furnishing paper copies of our materials to some of our shareholders. All of our shareholders will be able to submit a proxy to vote their shares over the Internet or by telephone. Shareholders who receive paper copies of our proxy materials will also be able to vote their proxy by mail.

        If you received a paper copy of our proxy materials, instructions for Internet and telephone voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that Notice contains instructions for accessing our 2008 Proxy Statement and Annual Report and for submitting your proxy online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions for requesting a paper copy of this Proxy Statement and our Annual Report.

        Your vote is important. Whether or not you plan to attend the Annual Meeting in person, we hope that you will vote on the matters to be considered. You may vote your shares over the Internet or by a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

        We look forward to seeing you at the Annual Meeting.

Very truly yours,
/s/ Joanne Kim Joanne Kim President and Chief Executive Officer Wilshire Bancorp, Inc.

3200 Wilshire Blvd.
Los Angeles, California 90010
(213) 387-3200
April 16, 2009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 27, 2009

        The 2009 Annual Meeting of Shareholders of Wilshire Bancorp, Inc. will be held on May 27, 2009 at 10:00 a.m., local time, at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005, for the following purposes:

  1.
  To elect three directors assigned to Class II of the Board of Directors of Wilshire Bancorp for three year terms expiring at the 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

  2.
  An advisory (non-binding) vote on executive compensation; and

  3.
  To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Our Board of Directors has fixed the close of business on April 13, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share of Wilshire Bancorp common stock is entitled to one vote on all matters presented at the Annual Meeting.

        Your vote is important. Whether or not you plan to attend the meeting, we urge you to submit your proxy over the Internet or via the toll-free telephone number, as we describe in the accompanying materials and the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. No postage is necessary if mailed in the United States. Submitting your proxy over the Internet, via the toll-free telephone number or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. If you receive more than one proxy card or Notice of Internet Availability of Proxy Materials because your shares are registered in different names or addresses, you will need to follow the instructions in each set of proxy materials that you receive in order to ensure that all your shares will be voted at the Annual Meeting. If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors
/s/ Joanne Kim Joanne Kim President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 16, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on May 27, 2009. Our Proxy Statement and our 2008 Annual Report are available on the Internet at: http://www.edocumentview.com/WIBC.

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PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2009

        We are providing these proxy materials in connection with Wilshire Bancorp's Annual Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

        We are mailing our Notice of Internet Availability of Proxy Materials to certain of our shareholders on or about April 16, 2009. The remainder of shareholders will receive paper copies of this Proxy Statement and the accompanying proxy card, which were also first mailed to shareholders on or about April 23, 2009. Shareholders who receive paper copies of our proxy materials may also access this Proxy Statement and our Annual Report online at: http://www.edocumentview.com/WIBC.

        The Notice of Internet Availability of Proxy Materials instructs shareholders and beneficial owners of our common stock on how they may access our proxy materials, which include our Proxy Statement and Annual Report, over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such proxy materials in the Notice of Internet Availability of Proxy Materials.

ABOUT THE ANNUAL MEETING

Q:    Who is soliciting my vote?

A:
The Board of Directors of Wilshire Bancorp is soliciting your vote at the 2009 Annual Meeting of Shareholders.

Q:    What is the purpose of the Annual Meeting?

A:
You will be voting on (i) the election of three directors assigned to Class II of the Board of Directors; and (ii) an advisory (non-binding) proposal to approve executive compensation. We will also consider any other business that may properly come before the meeting.

  We do not know of any other business to be presented at the annual meeting. Applicable rules and regulations provide that the person designated as proxy may vote in his or her discretion as to items of business with respect to which Wilshire did not have notice prior to March 25, 2009.

Q:    What are the Board of Director's recommendations?

A:
The Board of Directors recommends a vote:

  For the election of the three nominees for directors assigned to Class II of the Board of Directors;

  For approval of the advisory vote on executive compensation.

Q:    Who is entitled to vote at the Annual Meeting?

A:
The Board of Directors set April 13, 2009 as the record date for the Annual Meeting (the "record date"). All shareholders who owned Wilshire Bancorp common stock at the close of business on the record date may attend and vote at the Annual Meeting.

Q:    How many votes do I have?

A:
You will have one vote for each share of Wilshire Bancorp common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:    What is the difference between holding shares as a shareholder of record and beneficial owner?

A:
Most shareholders of Wilshire Bancorp hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Shareholder of Record.    If your shares are registered directly in your name with Wilshire Bancorp's transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by Wilshire Bancorp. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

  Beneficial Owner.    If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q.    How do I vote?

A.
Via the Internet.    All of our shareholders will be able to simplify their voting by submitting their proxy via the Internet. If you received a paper copy of our proxy materials, instructions for Internet voting are included in the accompanying proxy card. If you received only a Notice of Internet Availability of Proxy Materials, that Notice contains instructions for accessing our 2008 Proxy Statement and Annual Report and for submitting your proxy online. The Internet procedures are designed to authenticate a shareholder's identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Internet voting facilities for shareholders of record are available 24 hours a day and will close at 8:59 p.m. (Pacific) on May 26, 2009. You may access this Proxy Statement and related materials at http://www.edocumentview.com/WIBC.

  By Telephone.    Our shareholders also have the option of submitting their proxy by telephone. The instructions for telephone voting are included in the accompanying Annual Meeting Proxy Card.

  By Mail.    Shareholders who receive a paper copy of this Proxy Statement and proxy card may vote by mail, by completing, signing and dating their proxy card, and mailing it in the pre-addressed envelope that accompanies the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

  If you submit a proxy via the Internet, by telephone or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this Proxy Statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for directors and in favor of the advisory proposal on executive compensation. If any other matters are properly presented at the Annual Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the Annual Meeting.

  At the Annual Meeting.    Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the Annual Meeting.

Q.    How many votes can be cast by all shareholders?

A.
Each share of Wilshire Bancorp common stock is entitled to one vote on each matter presented to our shareholders. There is no cumulative voting in the election of directors. We had 29,413,757 shares of common stock outstanding and entitled to vote on the record date.

Q:    How many votes must be present to hold the Annual Meeting?

A:
A majority of Wilshire Bancorp's outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy has been properly submitted by you or on your behalf.

Q:    How many votes are required to elect directors?

A:
Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Q:    How many votes are required to approve the advisory proposal on executive compensation?

A:
If a quorum is present at the Annual Meeting, the vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the Annual Meeting, will be required to approve the advisory proposal on executive compensation.

Q:    What if I do not vote for the items listed on my proxy card?

A:
If you submit a proxy via the Internet, by telephone or by mailing a proxy card without indicating your instructions, we will vote your shares consistent with the recommendations of our Board of Directors as stated in this Proxy Statement and in the Notice of Internet Availability of Proxy Materials, specifically in favor of our nominees for directors and in favor of the advisory proposal on executive compensation. If any other matters are properly presented at the Annual Meeting for consideration, then our officers named on your proxy will have discretion to vote for you on those matters. As of the date hereof, we knew of no other matters to be presented at the Annual Meeting.

  If you are a beneficial owner and hold your shares in street name through a broker and do not submit a proxy, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors.

Q:    Can I change or revoke my vote after I submit my proxy?

A:
Yes. Even if you submit a proxy via the Internet or telephone or by mail, you retain the power to revoke your proxy. You can revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of Wilshire Bancorp specifying such revocation.

Q:    What does it mean if I receive more than one proxy or Notice of Internet Availability of Proxy Materials?

A:
It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards or Notices of Internet Availability of Proxy Materials that you receive.

Q:    Who can attend the Annual Meeting?

A:
All shareholders as of the record date, or their duly appointed proxies, may attend.

Q:    What do I need to bring to the Annual Meeting and when should I arrive?

A:
In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of Wilshire Bancorp stock on the record date. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a shareholder must present the proxy card, properly executed, to be admitted. Shareholders and proxy holders must also present a form of photo identification such as a driver's license.

  The Annual Meeting will be held at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005. Admission to the Annual Meeting will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 10:00 a.m. on May 27, 2009, we recommend you arrive early.

Q:    Who pays for the proxy solicitation and how will Wilshire Bancorp solicit votes?

A:
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Q:    How can I obtain a copy of Wilshire Bancorp's 2008 Annual Report on Form 10-K?

A:
A copy of our 2008 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Upon written request to the Corporate Secretary of Wilshire Bancorp, Inc., 3200 Wilshire Blvd., Los Angeles, California 90010, any shareholder may obtain a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules attached thereto, at no charge. Our annual report on Form 10-K is also accessible on the Internet at: http://www.edocumentview.com/WIBC or our website at www.wilshirebank.com.

Q:    Is a list of shareholders available?

A:
The names of shareholders of record entitled to vote at the Annual Meeting will be available to shareholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. (local time) at our principal executive offices at 3200 Wilshire Blvd., Los Angeles, California 90010. Please contact Wilshire Bancorp's Corporate Secretary to make arrangements.

Q:    How do I find out the voting results?

A:
Preliminary voting results will be announced at the Annual Meeting, and the final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2009, which we will file with the SEC.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        The Board of Directors has set the size of our board at 12 directors. Our articles of incorporation provide that the terms of office of the members of our Board of Directors be divided into three classes, Class I, Class II and Class III, the members of which serve for a staggered three-year term. The terms of the current Class II, Class III and Class I directors are set to expire at the Annual Meeting of Shareholders in 2009, 2010 and 2011, respectively. Four, three, and three directors currently serve in Class I, II, and III, respectively, meaning that there is currently a vacancy in each of Classes II and III.

        Although there are currently vacancies on the Board, you may not vote for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors, along with the assistance of the Nominating and Corporate Governance Committee, has considered, and continues to consider, whether to fill the current vacancies on the Board. At this time, the Board of Directors has determined not to fill such vacancies. In the event such appointment is made, however, the newly appointed director will be elected by the Board to serve until the class to which he or she has been appointed is next up for re-election by our shareholders.

        At the Annual Meeting, three directors comprising the Class II directors are to be elected. The Board of Directors has proposed the nominees listed below for election as Class II directors to serve until the 2012 Annual Meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve as Class II directors on our Board of Directors and all of the nominees were recommended for re-election by the Nominating and Governance Committee of our Board of Directors.

        Unless otherwise specified in our form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a three-year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, there will be additional vacancies on our Board of Directors.

        There are no arrangements or understandings between Wilshire Bancorp and any person pursuant to which such person has been elected as a director.

        Set forth below is certain information with respect to each nominee for election as a Class II director:

Name	Age	Position Held with Wilshire Bancorp
Mel Elliot	83	Class II Director
Richard Lim	76	Class II Director
Harry Siafaris	76	Class II Director

Business Experience of Nominees

        Mel Elliot.    Mr. Elliot has served as a member of the Wilshire State Bank Board of Directors since 1981, and was appointed a Class II Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. In 2004, Mr. Elliot founded Elliot Manhattan, LLC, a real estate development company of which he is the sole owner. Mr. Elliot is a graduate of the Bentley School of Accounting and Finance in Boston, Massachusetts.

        Richard Lim.    Mr. Lim has served as a member of the Wilshire State Bank Board of Directors since 1981, and was appointed a Class II Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Mr. Lim has been the owner and manager of High Society Tailor since 1968. Mr. Lim took business courses at Pacific State University for two years.

        Harry Siafaris.    Mr. Siafaris has served as a member of Wilshire State Bank Board of Directors since 1980, and was appointed a Class II Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Mr. Siafaris has owned and operated Astro Restaurant since 1981 and Jan's Restaurant since 1984. Mr. Siafaris is also a real estate investor.

Vote Required

        Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected.

Board Recommendation

        The Board of Directors recommends that shareholders vote FOR the election of the three nominees for directors assigned to Class II of the Board of Directors.

Other Directors and Executive Officers

        The following table sets forth information concerning our Class I and Class III directors, as well as our executive officers:

Name	Age	Position Held with Wilshire Bancorp
Steven Koh	63	Class I Director and Chairman of the Board
Gapsu Kim	53	Class I Director
Lawrence Jeon	42	Class I Director
Fred Mautner	79	Class I Director
Kyu-Hyun Kim	74	Class III Director
Young Hi Pak	60	Class III Director
Joanne Kim	54	Class III Director, President and Chief Executive Officer
Sung Soo Han	51	Chief Lending Officer and Executive Vice President
Alex Ko	42	Chief Financial Officer and Senior Vice President

        Steven Koh.    Mr. Koh has served as a director of Wilshire State Bank since 1986, and as Chairman of Wilshire State Bank's Board since 1993. Mr. Koh was appointed as a Director and Chairman of the Wilshire Bancorp Board upon Wilshire Bancorp's formation in December 2003. In addition to his activities at Wilshire State Bank and Wilshire Bancorp, Mr. Koh has served as Chairman of Pacific Steel Corporation in Los Angeles since 1997 and Chairman of the Koh Charitable Foundation since 2005. Mr. Koh holds a B.S. degree in Business Administration from, and was awarded an honorary doctorial degree in Business Administration in 2006 by, Yonsei University.

        Gapsu Kim.    Mr. Kim has been a member of the Wilshire State Bank Board of Directors since March 2004, and was appointed to the Wilshire Bancorp Board as a Class I Director in connection with the holding company reorganization in August 2004. Mr. Kim has served as the Chairman of Illisis Inc., an intelligent video surveillance design and manufacturer, since 2006. Previously, he served as the Chief Executive Officer of Investrade Industries Corporation, an export and general trading company, from 1999 to 2006. Mr. Kim holds a B.A. degree from Yonsei University.

        Lawrence Jeon.    Mr. Jeon was appointed as a member of the Wilshire State Bank Board of Directors and the Wilshire Bancorp Board as a Class I Director in December 2007. Mr. Jeon is a Certified Public Accountant and Partner/Owner of Lawrence Jeon & Company, a consulting firm that specializes in tax savings plans, audit services and financial planning. Mr. Jeon holds a B.A. degree in Economics/Business from the University of California at Los Angeles and M.S. in Taxation from Golden Gate University.

        Fred Mautner.    Mr. Mautner has served as a member of Wilshire State Bank's Board of Directors since 1981, and was appointed a Class I Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Formerly, Mr. Mautner practiced as a Certified Public Accountant. Mr. Mautner holds a B.S. degree in Finance and a J.D. from the University of California at Los Angeles.

        Kyu-Hyun Kim.    Mr. Kim has served as a member of the Wilshire State Bank Board of Directors since 1994, and was appointed a Class III Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Mr. Kim formerly served as President and Chief Executive Officer of KEI Trading Co, Inc. Mr. Kim holds a B.A. degree from the Seoul National University College of Law.

        Young Hi Pak.    Ms. Pak has served as a member of the Wilshire State Bank Board of Directors since 1994, and was appointed as a Class III Director of Wilshire Bancorp in connection with the holding company reorganization in August 2004. Ms. Pak has served as Vice President and Controller of Eden Marketing Corporation, an import/export company, since 1982, and Vice President of Eden Restaurant Supply since 2002. Ms. Pak holds a B.S. degree from Young-Nam University.

        Joanne Kim.    Ms. Kim served as Senior Vice President and Chief Lending Officer of Wilshire State Bank from August 1999 to March 2005. In March of 2005, she was promoted to Executive Vice President of Wilshire Bancorp. Ms. Kim became the permanent President and Chief Executive Officer of Wilshire State Bank and was appointed as a Class III director, effective April 1, 2008. Previously, she served as Senior Vice President and Branch Manager of Hanmi Bank from 1995 until 1999. Ms. Kim holds a B.A. degree from Korea University.

        Sung Soo Han.    Mr. Han has served as Chief Lending Officer of the Bank and Executive Vice President for the Company. Mr. Han has been Senior Vice President and Manager of the Bank SBA Department since May 2000, and was promoted to Executive Vice President of the Bank in March 2005. Mr. Han was appointed as Executive Vice President of Wilshire Bancorp in January 2006. Previously, he served as Senior Vice President and SBA Department Manager of Hanmi Bank from 1991 until 2000. Mr. Han holds a B.A. degree from Yonsei University.

        Alex Ko.    Mr. Ko was appointed Senior Vice President and Chief Financial Officer of Wilshire Bancorp effective April 7, 2008. Mr. Ko, a Certified Public Accountant, has been in Financial Services Practice for the past 12 years with KPMG in Los Angeles, California. Mr. Ko holds a Masters degree in Accounting from the University of Southern California.

 CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        We are committed to having sound corporate governance principles, both at the holding company level and at Wilshire State Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a set of Corporate Governance Guidelines that embodies these principles. Wilshire Bancorp and Wilshire State Bank have also adopted a Personal and Business Code of Conduct that applies to all officers, directors, employees and consultants, in accordance with the applicable NASDAQ rules. In addition, our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a separate Code of Professional Conduct for the Chief Executive Officer and Senior Financial Officers that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and with the applicable NASDAQ rules. Our Corporate Governance Guidelines, Personal and Business Code of Conduct, and Code of Professional Conduct for the Chief Executive Officer and Senior Financial Officers are posted on our Internet website (www.wilshirebank.com) under the Investor Relations page.

  Board Independence

        Our Board of Directors has determined that each of our current directors, except Ms. Kim, is independent under the applicable NASDAQ rules.

  Director Qualifications

        We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate's character, judgment, diversity, age, and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

  Independent Director Meetings

        At least twice a year, the independent members of our Board of Directors meet separately from the full Board of Directors and outside the presence of our management in executive session. The Board of Directors held twelve such executive sessions during the fiscal year 2008.

  Shareholder Communications with Our Board of Directors

        Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 3200 Wilshire Blvd., Los Angeles, California 90010. Any such communication must contain:

  •
  a representation that the shareholder is a beneficial owner of our capital stock;

  •
  the name and address of the shareholder sending such communication; and

  •
  the class and number of shares of our capital stock that are beneficially owned by such shareholder.

        The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

  Board Committees Composition

        The Board of Directors has established the following committees: Audit, Nominations and Corporate Governance, and Human Resources. Each of our directors also serves on the Board of Directors of Wilshire State Bank.

        The membership during 2008 and the function of each of the committees are described below. Our Board of Directors generally meets in conjunction with the monthly meetings of the Board of Directors of Wilshire State Bank. During the fiscal year 2008, our Board held thirteen meetings and the Wilshire State Bank Board held fourteen meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders' meetings. All directors attended the last annual meeting of our shareholders.

Committees of Wilshire Bancorp

  Audit Committee

        Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

  •
  appointing, evaluating and determining the compensation of our independent auditors;

  •
  reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

  •
  reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

  •
  reviewing other risks that may have a significant impact on our financial statements;

  •
  preparing the Audit Committee report for inclusion in the annual proxy statement;

  •
  establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and

  •
  evaluating annually the Audit Committee charter.

        The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

        Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the SEC and NASDAQ. The members of the Audit Committee are Kyu-Hyun Kim, Fred Mautner, and Lawrence Jeon. Mr. Mautner serves as Chairman of the Audit Committee. The Audit Committee meets regularly and held eleven meetings during fiscal year 2008.

        The Board of Directors has determined that each of the members of the Audit Committee satisfies the independence and other composition requirements of the SEC and NASDAQ. Our Board has determined that Mr. Mautner qualifies as an "audit committee financial expert" under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), and has the requisite accounting or related financial expertise required by applicable NASDAQ rules. Mr. Mautner formerly practiced as a Certified Public Accountant.

        A copy of our Audit Committee charter can be found on our Internet website (www.wilshirebank.com) under the Investor Relations page.

  Human Resources Committee

        Our Human Resources Committee makes recommendations to our Board relating to compensation of our Chief Executive Officer and other executive officers, approves an annual report on executive compensation for inclusion in this annual proxy statement, and provides general oversight of compensation structure. Other specific duties and responsibilities of the Human Resources Committee include:

  •
  reviewing and approving objectives relevant to executive officer compensation;

  •
  evaluating performance and determining the compensation of our executive officers in accordance with those objectives;

  •
  reviewing employment agreements for executive officers and making recommendations to the Board of Directors concerning such employment agreements; and

  •
  evaluating human resources and compensation strategies.

        Our Board of Directors has not adopted a written charter for our Human Resources Committee. The Human Resources Committee is composed of seven directors, Harry Siafaris, Young Hi Pak, Steven Koh, Gapsu Kim, Kyu-Hyun Kim, Mel Elliot and Richard Lim, each of whom the Board has determined is independent under applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service. Mr. Siafaris serves as the Committee's Chairman. The Human Resources Committee held six meetings during the fiscal year 2008.

  Nominations and Corporate Governance Committee

        Our Board has established a Nominations and Corporate Governance Committee for the purpose of reviewing all Board-recommended and shareholder-recommended nominees, determining each nominee's qualifications and making a recommendation to the full Board as to which persons should be our Board's nominees. Our Board has adopted a written charter for the Nominations and Corporate Governance Committee, a copy of which is posted on our website (www.wilshirebank.com) under the Investor Relations page. This Committee is composed of five directors, Kyu-Hyun Kim, Fred Mautner, Steven Koh, Harry Siafaris, and Richard Lim, each of whom the Board has determined is independent under the NASDAQ rules. Mr. Kim serves as the Committee's Chairman. The Nominations and Corporate Governance Committee held two meetings during the fiscal year 2008. The duties and responsibilities of the Nominations and Corporate Governance Committee include:

  •
  identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

  •
  recommending to our Board the director nominees for the next annual meeting of shareholders;

  •
  recommending to our Board director committee assignments;

  •
  recommending to the Board the compensation for our directors;

  •
  reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

  •
  monitoring the continuing education program for our directors; and

  •
  evaluating annually the Nominations and Corporate Governance Committee charter.

        Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nominations and Corporate Governance Committee considers these requirements when recommending Board nominees. Our Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Our Nominations and Corporate Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Nominations and Corporate Governance Committee also considers the candidate's character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Wilshire Bancorp and the existing directors. While the Nominations and Corporate Governance Committee has the authority to do so, we have not, as of the date of this proxy statement, paid any third party to assist in identifying and evaluating Board nominees.

        Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nominations and Corporate Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our seconded amended and restated bylaws. See "Shareholder Director Nominations and Other Proposals for the Next Annual Meeting of Shareholders- Consideration of Director Nominees," for additional information regarding shareholder nominations of director candidates.

        No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock who is not also a director of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        In accordance with its written charter, which was approved in its current form by the Board of Directors on August 25, 2004, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

        Our Board of Directors has determined that all three members of the Audit Committee meet the independence and experience requirements under the NASDAQ marketplace rules.

        Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. In accordance with the Audit Committee Charter, the Audit Committee acts only in an oversight capacity and relies, without independent verification, on the information provided to the Committee and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of our independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

        The Audit Committee recommended the engagement of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2008.

        During fiscal year 2008, the Audit Committee had eleven meetings. The Audit Committee's regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent registered public accounting firm, Deloitte & Touche LLP. Among other things, the Audit Committee discussed with our internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee separately met with each of our internal auditors and independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent registered public accounting firm all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2008 with management, the internal auditors, and our independent registered public accounting firm. Management's discussions with the Audit Committee included a review of critical accounting policies.

        The Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Deloitte & Touche for audit and non-audit services. The Audit Committee concluded that the provision of services by Deloitte & Touche is compatible with the maintenance of Deloitte & Touche's independence.

        At eight of its eleven meetings during 2008, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

        Based on the above-mentioned review and discussions with management, the internal auditors and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

Fred Mautner (Chairman)
Kyu-Hyun Kim
Lawrence Jeon

Dated: April 01, 2009

 PRINCIPAL AUDITOR FEES AND SERVICES

        Our Audit Committee has appointed Deloitte & Touche LLP as our independent auditors for the fiscal years ended December 31, 2008 and 2007. Representatives of Deloitte & Touche are expected to be present at our annual shareholders' meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche for fiscal 2008 and 2007.

	2008	2007
Audit Fees	$600,000	$650,000
Tax Fees	63,800	53,500

Total	$663,800	$703,500

        As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "audit fees;" (iii) "tax fees" are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by our principal accountant, other than the services reported under "audit fees," "audit-related fees," and "tax fees."

        Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors' independence. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accounting firm.

        Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of by (1) each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of the persons named in the Summary Compensation Table appearing later in this proxy statement (the "Named Executive Officers"), and (4) all of our directors and Named Executive Officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or dispositive power and options that are currently exercisable or exercisable within 60 days (listed below as "Vested Option Shares"). Each director, officer or 5% or more shareholder known to us, as the case may be, has furnished to us information with respect to beneficial ownership. Except as otherwise indicated in the footnotes to this table, we believe that the beneficial owners of common stock listed below, based on information each of them has provided to us, have sole voting and dispositive power with respect to their shares.

        The table lists applicable percentage ownership based on expected number of shares of common stock outstanding as of April 13, 2009. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 13, 2009 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the address for each shareholder listed below is: c/o Wilshire Bancorp, Inc., 3200 Wilshire Blvd., Los Angeles, California 90010.

		Common Stock Beneficially Owned(1)
Beneficial Owner	Shares Beneficially Owned(a)	Vested Option Shares(b)	Total (a) & (b)	Percentage of Shares Beneficially Owned
Greater than 5% Shareholders
Steven Koh	5,755,407	28,000	5,783,407	19.55%
Directors and Named Executive Officers:
Mel Elliott	741,360	6,000	747,360	2.53%
Lawrence Jeon	7,000	8,000	15,000	0.05%
Gapsu Kim	256,100	6,000	262,100	0.89%
Kyu-Hyun Kim	550,320	8,000	558,320	1.89%
Richard Y. Lim	558,494	6,000	564,494	1.91%
Fred F. Mautner	1,096,728	10,000	1,106,728	3.74%
Young H. Pak	649,572	6,000	655,572	2.22%
Harry Siafaris	396,000	8,000	404,000	1.37%
Joanne Kim	74,560	48,400	122,960	0.42%
Sung Soo Han	61,600	30,160	91,760	0.31%
Alex Ko	—	10,000	10,000	0.03%

All executive officers and directors as a group 12	10,147,141	174,560	10,321,701	34.88%

(1)
Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a charitable, family or living trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary.

COMPENSATION DISCUSSION & ANALYSIS

        The Human Resources Committee, or the "HR Committee" of our Board of Directors oversees our compensation programs. Our compensation programs include programs designed specifically for the Company's executive officers who are named in the Summary Compensation Table appearing later in this Proxy Statement (collectively referred to as the "Named Executive Officers"). In this Compensation Discussion and Analysis section of the Proxy Statement, the terms "we," "our," "us," refer to the Company and, when the context requires, to such executive officers.

        The Board of Directors established the HR Committee to, among other things, review and recommend the compensation levels of Named Executive Officers, evaluate the performance of Named Executive Officers and consider senior management succession issues and related matters of the Company.

        In accordance with the Marketplace Rules of the NASDAQ Stock Market, Inc., the HR Committee is composed entirely of independent, non-management members of the Board of Directors. No HR Committee member participates in any of the Company's employee compensation programs and none of the HR Committee members has any material business relationships with the Company.

Executive Officer Compensation Program

  Compensation Program Philosophy

        The Company's practice has generally been not to provide employment contracts to any of its executive officers. However, in an exception to this practice, the Company has typically provided an employment agreement for the President and CEO of the Company. The Company entered into an employment agreement with the Company's current President and CEO, Ms. Joanne Kim, upon her appointment as President and CEO in April 2008. The terms of this employment agreement are discussed later in this Proxy Statement. Additional or other employment contracts would be considered by the HR Committee and the Board of Directors only when they are considered necessary and beneficial to the Company.

        The Company's compensation philosophy is to attempt to directly link executive compensation to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in shareholder value. The HR Committee reviews the compensation packages of the Named Executive Officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, the Company's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration.

  Compensation Program Objectives and Rewards

        The primary goals of the Company's compensation program are to attract, motivate, and retain executives capable of leading the Company in achieving its business objectives. Our HR Committee and Board of Directors believe that compensation should:

  •
  to the extent of incentive or bonus compensation, relate to the value created for shareholders by being tied to the financial performance and condition of the Company and each executive officer's contribution thereto;

  •
  reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of Company;

  •
  help to attract and retain the most qualified individuals available by being competitive in terms of compensation paid to persons having similar responsibilities and duties in other companies in the same and closely-related industries; and

  •
  reflect the qualifications, skills, experience and responsibilities of each executive officer.

        The Company uses a compensation framework with multiple payment components to balance various short-term and long-term objectives. We believe the framework rewards our executive officers for favorable financial performance of the Company over the longer term, while also recognizing that our executive officers have shorter term needs to maintain a reasonable lifestyle. For example, the HR Committee views base salary and perquisites as a means to provide some degree of security to each executive at the base threshold level of compensation, to provide such executives with a reasonable standard of living and a base wage at a level comparable to our peers, and to encourage the executives' day to day productivity. On the other hand, the HR Committee views annual cash incentives as motivation for our executives to focus on the Company's annual goals; and it views longer term incentives such as equity awards, including stock option grants, as a means to motivate our executives to focus on longer term strategic goals that will drive value for all the Company's shareholders and, accordingly, also reward the executives for helping the Company achieve these longer term strategic goals.

  Compensation Program Oversight and Implementation

        The HR Committee, which is composed of seven independent directors, is responsible for performing compensation committee functions, as provided under the rules of the SEC and NASDAQ, including the review and recommendation to the Board of Directors of the compensation of the Named Executive Officers. The HR Committee exercises independent discretion in respect of executive compensation matters, subject to review and approval of their recommendations on such matters by the Board of Directors.

        To carry out the compensation program process, the HR Committee meets once at the beginning of the fiscal year to determine the salary for each Named Executive Officer. Salary is predominantly based upon the Named Executive Officer's salaries in previous years. However, the HR Committee also considers several other factors when determining salary and other compensation for the Named Executive Officers. Some of those factors are: (a) leadership; (b) performance compared to the financial and strategic goals for each Named Executive Officer; (c) nature, scope and level of responsibilities; and (d) contribution to the Company's financial results in previous periods. And, with respect to the President and CEO, the HR Committee also considers the terms of the employment agreement governing the base salary for that position. Because the HR Committee has not formally or historically applied any specific weighting to the various factors considered, the HR Committee ultimately uses its own judgment and expertise in determining appropriate base salary levels that meet the Company's overall objectives. The HR Committee then compares its initial view with information it has gathered on comparable executives in the Peer Group (discussed below) and makes any adjustments it believes are necessary to reflect changing market conditions that are evidenced by the Peer Group information.

        In the spring of each year, the HR Committee meets and reviews the overall performance of the Company and each Named Executive Officer for the previous fiscal year, in order to determine whether payment to the Named Executive Officers of an annual bonus is appropriate. In making its determination, the HR Committee is mindful of the fact that the annual bonus for the President and CEO is typically set as part of his or her employment agreement. With respect to each of the Company's other Named Executive Officers, any such annual bonus is wholly discretionary based upon such review of the Company's and the individual's performance by the HR Committee. At this same time, the HR Committee generally also determines whether the Named Executive Officers and other key officers will receive stock option grants, or other equity grants, which the HR Committee believes will link the achievement of longer term strategic and financial goals for the Company, as well as longer term individual performance, resulting in greater value for all the Company's shareholders.

        As described below under "Executive Compensation Considerations Related to TARP" restrictions on bonus and other incentive compensation payments to our Named Executive Officers are restricted by EESA, as recently amended by ARRA. Our HR Committee will consider these restrictions in determining whether such payments will be made in 2009. Until regulations implementing this legislation are issued, it is not possible to predict more specifically how these restrictions will affect incentive compensation.

  Review of Named Executive Officers Performance

        At its first meeting in each fiscal year, annual reviews of the Named Executive Officers are presented to the HR Committee by our CEO for its consideration. The HR Committee takes into account these annual reviews, as well as other information its deems relevant (including generally the

Peer Group and Industry data analyses detailed below) in making recommendations to the Board of Directors regarding each Named Executive Officer's compensation. Our Board of Directors makes all final compensation decisions for Named Executive Officers, including salary and bonus payments, as well as stock option grants. Ms. Joanne Kim, who is a director as well as President and CEO, abstains from discussion and voting on stock option grants and also on matters relating to her own compensation package. With respect to each decision by the Board of Directors regarding compensation of the Named Executive Officers discussed in this Proxy Statement, unless noted otherwise herein, the Board of Directors determined to accept the recommendations of the HR Committee with respect to such matters.

  Role of Named Executive Officers in Compensation Decisions

        The HR Committee works with each Named Executive Officer to review each element of his or her compensation. In each case, several factors, such as the scope of responsibilities and experience, are taken into account and balanced against the HR Committee's view of competitive salary levels. The HR Committee also reviews the CEO's annual performance evaluation of each Named Executive Officer, including each executive's contribution and performance over the past year, strengths, weaknesses, development plans and succession plans. Although the CEO and other Named Executive Officers participate in discussions with the HR Committee regarding their respective compensation, all deliberations by and voting on recommendations from the HR Committee with respect to the compensation of the CEO are done outside the presence of the CEO

  Peer Group and Compensation Targets

        In order to ensure the Company's overall compensation program for our Named Executive Officers is competitive, the HR Committee reviews the compensation programs of four financial services organizations that are viewed by the HR Committee as directly competing banks (the "Peer Group"), as well as those of the banking industry published by the California Department of Financial Institutions and California Bankers Association (the "Industry" data). The Peer Group is used to guide executive compensation levels against community banks that have executive positions with responsibilities similar in scope and have the business network that compete with the Company for executive talent.

        Below is a table showing the comparable financial institutions in the Peer Group. The Peer Group includes three direct competitors which are publicly-traded community bank holding companies located in the same metropolitan areas as the Company: Hanmi Financial Corporation, Nara Bancorp., and Center Financial Corporation. In order to remain consistent from year to year, we expect that the HR Committee will use this type of Peer Group analysis as part of our annual marketplace study. On the other hand, because some of the specific financial institutions included in the Peer Group may change their size, relevance or other pertinent factors, the Peer Group could include new or different companies in the future. On a broader scale, the Industry data includes data published by the California Department of Financial Institutions, by the California Bankers Association and by Carpenters and Company, and is based on a large pool of financial institutions operating within the State of California. The Peer Group maintains branch network in areas with a large number of ethnic minority groups such as Los Angeles, New York, Chicago and Dallas metropolitan areas. The HR Committee reviews the data of the Peer Group and the Industry in general (collectively referred to as the "Survey Data") in order to gauge whether it believes that the overall compensation of the Named Executive Officers is competitive. While the Industry data is generally considered relevant by the HR Committee to its recommendation process, the HR Committee considers the Peer Group data to be the most relevant comparative data in its recommendation process. The following table outlines some key attributes of our Peer Group.

Peer Group Table(1)
(in thousand)

	Revenues($)	Net Income($)	Total Assets($)	Market Cap($)	Return on Average Equity(2)
Wilshire	103,268	26,318	2,450,011	267,077	14.41%
Hanmi	166,550	(102,093)	3,875,816	94,565	-31.56%
Nara	110,214	2,281	2,672,054	258,004	1.15%
Center	89,976	65	2,056,609	103,589	0.13%

(1)
All financial information in the table above is as of December 31, 2008.

(2)
Return on Average Equity, or ROAE, is calculated by dividing 2008 net income for each company by 2008 average equity for each company. Source of information for Hanmi, Nara and Center is the annual report of each institution.

  Executive Compensation Considerations Related to TARP

        On December 12, 2008, we issued to the U.S. Treasury (i) 62,158 shares of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and (ii) a warrant to purchase initially 949,460 shares of our common stock, for an aggregate purchase price of $62,158,000. This transaction resulted from our voluntary participation in the Capital Purchase Program of the U.S. Treasury's Troubled Asset Relief Program, or "TARP."

        As a participant in the TARP Capital Purchase Program, we must comply with Section 111 of the Emergency Economic Stabilization Act of 2008, or "EESA," which requires that participants meet appropriate standards on executive compensation (generally applicable to our top five most highly compensated employees) so long as the preferred stock we issued and sold to the Treasury continues to be held by the federal government. When deciding to participate in the program, our Board of Directors evaluated these requirements and the impact they would have on the Company.

        As part of the American Recovery and Reinvestment Act of 2009 ("ARRA"), which amended EESA, Congress enacted new and revised executive compensation requirements, some of which may affect the Company, as a participant in the TARP Capital Purchase Program. At this time, we cannot ascertain with certainty all of the specific effects of this new legislation or pending implementing regulations. However, as of the date of this proxy statement, we expect to be subject to the following requirements as a result of our voluntary TARP participation:

  •
  incentive compensation for our senior executive officers (as defined in the ARRA generally to include our Named Executive Officers) must not encourage unnecessary and excessive risks that threaten the value of the financial institution;

  •
  any bonus or incentive compensation paid (or under a legally binding obligation to pay) to a senior executive officer or any of our next 20 most highly-compensated employees based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate must be subject to recovery, or "clawback," by the Company;

  •
  we are prohibited from paying or accruing any bonus, retention award or incentive compensation with respect to our five most highly-compensated employees or such higher number as the Secretary of the U.S. Treasury may determine is in the public interest, except for grants of restricted stock that (i) do not fully vest during the period during which our preferred stock continues to be held by the U.S. Treasury; and (ii) do not have a value which exceeds one-third of an employee's total annual compensation;

  •
  severance payments to a senior executive officer and the five next most highly-compensated employees, are prohibited, except for payments for services performed or benefits accrued;

  •
  compensation plans that encourage manipulation of reported earnings are prohibited;

  •
  the U.S. Treasury may retroactively review bonuses, retention awards and other compensation previously paid to any of our senior executive officers or any of our 20 next most highly-compensated employees that the U.S. Treasury finds to be inconsistent with the purposes of TARP or otherwise contrary to the public interest;

  •
  our Board of Directors must establish a company-wide policy regarding excessive or luxury expenditures;

  •
  proxy statements for our annual shareholder meetings must permit a nonbinding "say on pay" shareholder vote on the compensation of executives;

  •
  executive compensation in excess of $500,000 for each senior executive officer can not be deducted for federal income tax purposes; and

  •
  we must comply with the executive compensation reporting and recordkeeping requirements established by the U.S. Treasury.

        The HR Committee reviews and approves our compensation policies and practices, particularly with respect to executive officers, and other members of senior management. In light of these new requirements governing executive compensation, the HR Committee has begun a review of existing policies, programs and arrangements and will implement additional actions or take appropriate steps to modify existing policies, programs and arrangements as necessary to comply with the new regulations, including 2009 executive compensation.

Compensation Program Elements for 2008

        For 2008, the HR Committee determined that the overall compensation program for the Named Executive Officers, including the benefits program, should consist of the following: (a) base salaries; (b) short-term and annual incentive bonus payments; (c) long-term incentive compensation through stock options grants; and (d) health, welfare, and survivor income benefits.

  Base Salaries

        In 2008, the HR Committee met twice to discuss, deliberate and vote on recommendations for the salaries of the Named Executive Officers. Upon the retirement of President Mr. Soo Bong Min, effective December 31, 2007, Mr. Min's status changed to an independent consultant to the Company. Mr. Min's consulting engagement with the Company expires on May 31, 2009, with the retainer in the amount of $250,000. The Company will stop retainer payment as of May 31, 2009 to Mr. Min. At the conclusion of an executive search, Ms. Joanne Kim was named as our permanent President and Chief Executive Officer, and the HR Committee determined that her salary should be set at $260,000, $270,000, and $280,000 per year for the upcoming three years, respectively. These salary levels were incorporated into Ms. Min's employment agreement, which is discussed in more detail under "Employment Agreements," below.

        The HR Committee determined that the salaries of the NEOs were competitive with the peer banks' Survey Data. When considering the base salary of the Named Executive Officers, in addition to the Survey Data, the following factors, among others, were considered for 2008: (a) meet earnings per share and profit after tax goals; (b) increase in Loan and Deposit portfolios; (c) development of expansion strategy to the East Coast and successful implementation of the strategy; (d) successful management of personnel; and (e) successful completion of the financial audit and regulatory examinations.

  Incentive Bonus Payments

        The Company typically pays two types of incentive bonus payments to the Named Executive Officers, each of which is generally discretionary in nature. The first is the short-term bonus, which is part of an overall summer and winter bonus pool recommended to be set aside for all employees. The second is a longer term, annual bonus paid in the early part of the following fiscal year, based on the annual performance of the Company and the individual performance of the individual Named Executive Officer. The payment and amount of these two bonuses is wholly discretionary in nature, except to the extent the annual bonus of the President and CEO is governed by the terms of his or her employment agreement. As described above under "Executive Compensation Considerations Related to TARP;" we may be restricted in our ability to pay incentive bonuses to our Named Executive Officers in 2009.

  Long-term Incentive Through Equity Grants

        In March 2008, the HR Committee and Board of Directors approved the Company's 2008 Stock Incentive Plan (the "2008 Plan"). The Company's previous stock option plan that was adopted in 1997 expired in 2007. From time to time, the HR Committee expects to make recommendations to the full Board of Directors concerning additional stock option grants to Named Executive Officers and employees.

        Each stock option permits the Named Executive Officer, generally for a period of five to ten years, to purchase one share of Company stock from the Company at the exercise price, which is the closing price of the Company stock on the date of grant. Stock options have value only to the extent the price of the Company stock on the date of exercise exceeds the exercise price. In 2008, stock options were granted under the 2008 Plan to directors, Named Executive Officers and certain employees.

        The Company considers a stock incentive plan, which may include stock options and restricted stock as possible awards thereunder, to be a vital element of our drive to identify, develop and motivate the high-potential leaders who will sustain the Company's performance. The HR Committee has historically viewed option grants as an important factor in helping align the interests of management, including the Named Executive Officers, with the shareholders of the Company, because management will generally only recognize value from the awards of stock options if and when the value of the Company's common stock appreciates.

  Health and Welfare Benefits

        We offer a variety of health and welfare programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as the rest of our employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, vision, life insurance and accidental death and disability.

        We provide full time employees, regularly scheduled to work 30 or more hours per week, short-term disability, long-term disability and basic life insurance at no cost to the employee. We offer a qualified 401(k) savings and retirement plan. All of our employees, including Named Executive Officers, are generally eligible to participate in our 401(k) plan.

   Survivor Income Agreements; Bank-Owned Life Insurance Policies

        In 2003, we adopted a Survivor Income Plan for the benefit of the directors and officers of Wilshire State Bank, in order to encourage their continued employment and service with Wilshire State Bank and to reward them for their past service and contribution. Wilshire State Bank has also entered into separate Survivor Income Agreements with its officers and directors relating to the Survivor Income Plan. Under the terms of the Survivor Income Plan, each participant is entitled to a base amount of death proceeds as set forth in the participant's election to participate, which base amount increases three percent per calendar year, but only until normal retirement age, which is 65, and is grossed up for taxes using the Wilshire State Bank's state and federal effective tax rate for the preceding calendar year. If the participant remains employed by Wilshire State Bank after age 65, the death benefit will be fixed at the amount determined at age 65. If a participant has attained age 65 prior to becoming a participant in the Survivor Income Plan, the death benefit shall be equal to the base amount set forth in their election to participate with no increases. Wilshire State Bank is obligated to pay any death benefit owing under the Survivor Income Plan in a lump sum within 90 days following the participant's death.

        The participant's rights under the Survivor Income Plan terminate upon termination of employment with Wilshire State Bank. Upon termination of employment (except for termination for cause), the participant will have the option to convert the amount of death benefit calculated at such termination of employment date to a split dollar arrangement, provided such arrangement is available under bank regulation or tax law. If available, Wilshire State Bank and the participant will enter into a split dollar agreement and split dollar policy endorsement. Under such an arrangement, we would annually impute income to the officer or director based on tax law or rules in force upon conversion.

        One of our former directors, Forrest Stichman, and two of our current directors, Fred Mautner and Mel Elliot, each of whom failed to qualify for Wilshire State Bank's selected insurer's standard or preferred-rate death benefit provided by the Survivor Income Plan, will receive payments from Wilshire State Bank in the amount of $5,000, payable annually, until their death in lieu of participating in the Survivor Income Plan.

        In order to fund Wilshire State Bank's obligations under the Survivor Income Plan, Wilshire State Bank purchased bank-owned life insurance policies covering the lives of our directors and certain officers with an aggregate premium amount of $10.5 million in 2003 and $3 million in 2005. For these amounts, we paid a single premium in 2003 and 2005 and we have not made any other payments since that time. Wilshire State Bank is the sole owner of the policies, the primary beneficiary of the life insurance policies and recognizes the increase of the cash surrender value of the policies as tax-exempt other income.

        The following table summarizes the amount of the supplemental death benefit each director and named executive officer is entitled to receive under the Survivor Income Plan:

Director or Executive Officer	Initial Pre-Retirement Death Benefit	Post-Retirement Death Benefit
2003 Awards
Sung Soo Han	$300,000	$526,052
Elaine Jeon	150,000	296,038
Joanne Kim	300,000	481,412
Kyu-Hyun Kim	300,000	300,000
Steven Koh	1,000,000	1,229,874
Richard Y. Lim	300,000	300,000
Young Hi Pak	300,000	403,175
Harry Siafaris	300,000	300,000
2005 Awards
Sung Soo Han	$200,000	$330,570
Gapsu Kim	300,000	453,777
Joanne Kim	200,000	302,518
2008 Awards
Lawrence Jeon	$300,000	$592,076
Alex Ko	300,000	592,076

Tax Implications of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the CEO or any other Named Executive Officers unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. We have qualified certain compensation paid to Named Executive Officers for deductibility under Section 162(m), including (i) certain amounts paid as base salary and incentive bonus, (ii) certain compensation expense related to options granted pursuant to the Company's 1997 and 2008 Stock Option Plan. We may from time to time pay compensation to our Named Executive Officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

        As a participant in the TARP Capital Purchase Program, so long as the preferred stock that we issued continues to be held by the U.S. Treasury, the tax deduction available to us for compensation paid to certain executives is further limited. Specifically, as it relates to tax treatment, the tax deduction previously available to us for compensation paid to executives covered by Section 162(m) of the Internal Revenue Code has been reduced from $1 million to $500,000, and the exception for "performance-based" compensation (which previously was not subject to the limit on tax deductible compensation) will no longer apply.

        Although the Company has generally attempted to structure executive compensation so as to preserve deductibility, the Company also believes that there may be circumstances where the Company's interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

        Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to APB 25 and FAS 123(R) require that the portion of the tax benefit in excess of the financial compensation cost be recorded to paid-in-capital.

Severance Plan

        The Company does not have a severance plan in place for any of its Named Executive Officers except for Mr. Min, as described below.

Employment Agreements

        Effective April 1, 2008, Ms. Joanne Kim was named as the permanent President and CEO for the Company and the Bank. In connection with her appointment as permanent President and CEO, Wilshire Bancorp, the Bank and Ms. Kim have entered into a three-year employment agreement. Pursuant to her employment agreement, Ms. Kim will receive an annual base salary of $260,000, $270,000 and $280,000 in the first, second and third years, respectively, of her employment agreement. In addition, the employment agreement provides that Ms. Kim will be paid an annual bonus in an amount equal to four percent of any excess in the Company's consolidated pre-tax earnings during the current year over the amount of such pre-tax earnings for the prior year. However, such annual bonus cannot exceed 100% of her annual base salary for a given year. Ms. Kim's Employment Agreement provided that she be awarded options to purchase 50,000 shares of our common stock.

        As described above under "Executive Compensation Considerations Related to TARP;" restrictions on payments to certain of our Named Executive Officers, including Ms. Kim, are governed by the terms of EESA, as recently amended by ARRA. Until regulations implementing this legislation are issued, however, it is not possible to quantify how these restrictions will affect the bonus provisions of Ms. Kim's agreement described above.

 EXECUTIVE COMPENSATION—SUMMARY TABLE

        The following table sets forth for each of the executive officers named below: (i) the dollar value of base salary and bonus earned during the year ended December 31, 2008; (ii) the dollar amount recognized for stock and option awards, in accordance with FAS 123 (R) for financial statement reporting purposes with respect to the fiscal year; (iii) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during the year; (v) all other compensation for the year; and, finally, (vi) the dollar value of total compensation for the year.

Summary Compensation Table—Senior Executives

Name	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards(1)($)	Nonequity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)		Total($)
Joanne Kim	2008	$247,500	$20,000	—	$70,620	—	—	$28,405	(2)	$366,525
CEO & President	2007	$208,171	$22,125	—	$15,962	—	—	$20,990	(2)	$267,248
Sung Soo Han	2008	$190,000	$11,083	—	$29,620	—	—	$26,575	(3)	$257,279
EVP & Chief Lending Officer	2007	$188,968	$33,542	—	$15,490	—	—	$25,746	(3)	$263,745
Alex Ko(4) CFO & SVP	2008	$154,404	$6,125	—	$18,845	—	—	$12,840	(4)	$192,214
Soo Bong Min Former President and CEO	2007	$305,230	—	—	$79,199	$250,000	—	$30,543	(5)	$664,972
Brian E. Cho Former CFO	2007	$184,800	—	—	$15,490	—	—	$54,455	(6)	$254,745
Elaine Jeon	2008	$152,500	$24,396	—	$23,663	—	—	$22,901	(7)	$223,460
Interim CFO & SVP from November 2007 to April 2008	2007	$138,622	$23,042	—	$9,046	—	—	$18,881	(7)	$189,591

(1)
For each of the stock option grants, the value shown is what is also included in the Company's financial statements per FAS 123(R). See the financial statements included in the 2008 Annual Report for a complete description of the FAS 123(R) valuation. The actual number of awards granted is shown in the "Outstanding Equity Awards at Fiscal Year End" table included later in this proxy statement.

(2)
Ms. Kim promoted to permanent President and CEO on April 01, 2008. She received $9,375 and $9,351 in 2008 and 2007, respectively, as the Company contribution to her 401(k) Plan; the amount of $15,600 and $8,400 in car allowance in each of 2008 and 2007; and $3,430 and $3,239 in gasoline paid by the Company in 2008 and 2007, respectively.

(3)
Mr. Han received $10,206 and $10,206 in 2008 and 2007, respectively, as the Company contribution to his 401(k) Plan; the amounts of $8,400 in car allowance in each of 2008 and 2007; $3,345 and $3,130 in gasoline paid by the Company in 2008 and 2007, respectively; and $3,430 and $4,010 in club dues in 2008 and 2007, respectively.

(4)
Mr. Ko joined the Bank as Senior Vice President and CFO on April 07, 2008. He received $2,100 in 2008 as the Company contribution to his 401(k) Plan; the amount of $6,300 in car allowance in 2008; $2,982 in gasoline paid by the Company in 2008, and $1,458 in club dues in 2008.

(5)
Mr. Min retired as CEO on December 31, 2007. In 2007, he received $9,375, as the Company contribution to his 401(k) Plan; the amount of $15,224 in lease payments for the car provided by the Company; $3,131 in gasoline paid by the Company, $2,313 in club dues; and the amounts of $500 in apparel.

(6)
Mr. Cho resigned as CFO on November 30, 2007. In 2007, he received $30,000 in severance pay; $9,378, as the Company contribution to his 401(k) Plan; the amount of $7,700 in car allowance; $5,262 in gasoline paid by the Company; and $2,115 in club dues.

(7)
Ms. Jeon received $9,200 and $8,150 in 2008 and 2007, respectively, as the Company contribution to his 401(k) Plan; the amounts of $8,400 in car allowance in each of 2008 and 2007; $2,801 and $2,331 in gasoline paid by the Company in 2008 and 2007, respectively; and $2,500 in club dues in 2008.

 Grant of Plan-Based Awards

        The following table sets forth information regarding all incentive plan awards that were made to the Senior Executives during 2008, including the incentive plan awards (equity based and non-equity based) and other planned-based awards. Disclosure on a separate line item is provided for each grant of an award made to a named executive officer during the year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about such awards. Equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FAS 123(R). Non-equity incentive plan awards are awards that are not subject to FAS 123(R) and are intended to service as an incentive for performance to occur over a specified period.

Grants of Plan-Based Awards in Fiscal 2008

		Estimated Future Payouts Under Non-equity Incentive plan Awards					Estimated Future Payouts Under Equity Incentive plan Awards
														Grant Date Fair Value of Stock and Option Awards ($)
													Exercise or Base Price of Option Awards (Price/Sh)($)(2)
Name	Grant Date	Threshold ($)		Target ($)	Maximum (#)		Threshold ($)	Target ($)	Maximum (#)	All Other Stock Awards(#)	All Other Option Awards(#)
Joanne Kim CEO & President	6/11/08	$0	(1)	—	$550,000	(1)	—	—	—	—	50,000	(3)	$9.00	$62,249
Sung Soo Han EVP & Chief Lending Officer	6/11/08	—		—	—		—	—	—	—	25,000	(4)	$9.00	$21,459
Alex Ko CFO & SVP	6/11/08	—		—	—		—	—	—	—	25,000	(5)	$9.00	$18,845

(1)
Under Ms. Kim's employment agreement, she is entitled to a bonus payment of 4% of Wilshire Bank's profit before tax over, but not to exceed the amount of her annual base salary. Although there is no bonus payment in 2009 for 2008 performance, the term of the employment agreement is three years. Therefore, the minimum amount she could be paid is $0, which represents the minimum amount payable if the Bank does not meet the earnings' thresholds in 2009 and 2010. The maximum amount she could be paid is $270,000 and $280,000 in 2009 and 2010, respectively, which represents the maximum amount she could receive if the Bank performance exceeds the earnings' thresholds in 2009 and 2010. Although the U.S. Treasury has not yet issued any guidance, the above-described payments to Ms. Kim may be limited as a result of our participation in TARP.

(2)
The exercise price for each stock option is the closing stock price on the date of grant.

(3)
Represents Ms. Kim's options granted under the 2008 Stock Option Plan. 50,000 options consist of 40,000 non-qualified options and 10,000 incentive stock options.

(4)
Represents Mr. Han's options granted under the 2008 Stock Option Plan.

(5)
Represents Mr. Ko's options granted under the 2008 Stock Option Plan

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by the NEOs at 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End

			Option awards					Stock awards
Name	Grant Date		Number of Securities underlying unexercised option (#) exercisable	Number of Securities underlying unexercised option (#) unexercisable(1)	Equity incentive plan awards: Number of Securities underlying unexercised unearned option(#)	Option exercise price($)	Option Expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Joanne Kim	2/01/2005		9,000	—	—	$15.2100	2/01/2015	—	—	—	—
	2/28/2005		3,000	—	—	$13.7000	2/28/2015	—	—	—	—
	9/01/2006	(2)	4,800	3,200	—	$19.1800	9/01/2011	—	—	—	—
	6/11/2008	(3)	3,000	7,000	—	$9.0000	6/11/2013	—	—	—	—
	6/11/2008	(4)	12,000	28,000	—	$9.0000	6/11/2018	—	—	—	—
Sung Soo Han	5/22/2002		1,760	—	—	$2.5682	5/22/2012	—	—	—	—
	2/01/2005		7,000	—	—	$15.2100	2/01/2015	—	—	—	—
	2/28/2005		5,000	—	—	$13.7000	2/28/2015	—	—	—	—
	9/01/2006	(5)	4,800	3,200	—	$19.1800	9/01/2011	—	—	—	—
	6/11/2008	(5)	3,000	12,000	—	$9.0000	6/11/2013	—	—	—	—
	6/11/2008	(6)	2,000	8,000	—	$9.0000	6/11/2018	—	—	—	—
Alex Ko	6/11/2008	(7)	5,000	20,000	—	$9.0000	6/11/2013	—	—	—	—

(1)
All options granted prior to the fiscal 2006 for the Named Senior Executive and Principal Officers vest over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant except option grants after 2006 indicated below in footnotes 2, 3, 4, 5, and 6.

(2)
Ms. Kim's 8,000 incentive stock options will be vested over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

(3)
Ms. Kim's 10,000 incentive stock options will be vested over a period of three (3) years, with the first 30%, the second 30%, and the last 40% of vesting schedule. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

(4)
Ms. Kim's 40,000 non-qualified stock options will be vested over a period of three (3) years, with the first 30%, the second 30%, and the last 40% of vesting schedule. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant.

(5)
Mr. Han's 8,000 and 15,000 incentive stock options in 2006 and 2008 will be vested over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

(6)
Mr. Han's 10,000 non qualified stock options will be vested over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant.

(7)
Mr. Ko's 25,000 incentive stock options will be vested over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

Option Exercises and Stock Vested

        There were no options exercised by each Named Executive Officer and stock vested to each Named Executive Officer in 2008.

Pension Benefits

        The table disclosing the actuarial present value of each Named Executive Officer's accumulated benefit under defined benefit plans, the number of years of credited service under each such plan, and the amount of pension benefits paid to each Named Executive Officers during the year is omitted because the Company does not have a defined benefit plan for Named Executive Officers. The only retirement plan available to NEOs in 2008 was the Company's qualified 401(k) savings and retirement plan, which is available to all employees.

Non-Qualified Deferred Compensation

        The table disclosing contributions to non-qualified defined contributions and other deferred compensation plans, each NEO's withdrawals, earnings and fiscal year end balances in those plans is omitted because, in 2008, the Company had no nonqualified deferred compensation plans or benefits for executive officers or other employees of the Company.

DIRECTOR COMPENSATION

        The Company generally uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Nominations and Corporate Governance Committee considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill level required by the Company from members of the Board.

Cash Compensation Paid to Board Members

        Meetings of our Board of Directors are held each month, generally on the same day as meetings of the Wilshire State Bank Board. Each member of our Board of Directors also serves on Wilshire State Bank's Board of Directors. During the fiscal year 2008, directors received $3,000 per month for their service on the Board of Directors of both the Company and Wilshire State Bank. There was no compensation paid for attendance at Audit Committee meetings since beginning of 2008. The Chairman of the Audit Committee received $1,500 per month in addition to the monthly director fee in 2008. The Chairman of the Loan Committee received $1,000 per month in addition to the monthly director fee in 2008. Directors are not paid additional fees for their service on the Wilshire Bancorp Board committees.

        We entered into Deferred Compensation Agreements in 1983 and 1984 with certain directors, including Harry Siafaris, a current director. Pursuant to the Deferred Compensation Agreements, the directors elected to defer certain directors' fees in exchange for specified benefits over a period of ten years beginning at age 65. The Deferred Compensation Agreements made to a current director, Mr Siafaris, were in the amount of $879 per month, which ended in February of 2008. It is anticipated that we will eventually be reimbursed for payments made under the Deferred Compensation Agreements through the proceeds of life insurance policies previously purchased by us for the participating directors, which policies name us as beneficiary.

        The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended 2008.

Summary Compensation Table—Directors

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(1) ($)		Total ($)
Mel Elliot	2008	$36,000	—	$33,586	—	—	$5,500	(2)	$75,086
Lawrence Jeon	2008	$35,250	—	$44,781	—	—	$500		$80,531
Gapsu Kim	2008	$35,250	—	$33,586	—	—	$500		$69,336
Joanne Kim(4)	2008	$30,000		$70,620					$100,620
Kyu-Hyun Kim	2008	$48,000	—	$44,781	—	—	$500		$93,281
Steven Koh	2008	$66,000	—	$156,735	—	—	$500		$223,235
Richard Lim	2008	$35,250	—	$33,586	—	—	$500		$69,336
Fred Mautner	2008	$54,000	—	$55,977	—	—	$5,500	(2)	$115,477
Young Hi Pak	2008	$35,250	—	$33,586	—	—	$500		$69,336
Harry Siafaris	2008	$35,750	—	$44,781	—	—	$2,258	(3)	$82,789

(1)
Mel Elliot, Lawrence Jeon, Gapsu Kim, Kyu-Hyun Kim, Steven Koh, Richard Lim, Fred Mautner Young Hi Pak, and Harry Siafaris received $500 in apparel.

(2)
Includes cash payments made in lieu of insurance premiums under the Company's Survivor Income Plan.

(3)
Includes payments of $879 per January and February of 2008 in exchange for specified benefits under Deferred Compensation Agreements.

(4)
Ms. Kim was appointed to the Board of Directors as a Class III director on April 01, 2008.

 Grant of Plan-Based Awards

        The following table sets forth information regarding all option awards that were made to the Directors during 2008. Disclosure on a separate line item is provided for each grant of an award made to the Directors during the year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about such awards. Options awards are subject to terms defined by FAS 123(R).

Grants of Plan-Based Awards in Fiscal 2008

		Estimated Future Payouts Under Non-equity Incentive plan Awards			Estimated Future Payouts Under Equity Incentive plan Awards
											Exercise or Base Price of Option Awards (Price/Sh) ($)(1)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum (#)	Threshold ($)	Target ($)	Maximum (#)	All Other Stock Awards(#)	All Other Option Awards(#)
Mel Elliot	6/25/08	—	—	—	—	—	—	—	30,000	(2)	$9.32	$33,586
Lawrence Jeon	6/25/08	—	—	—	—	—	—	—	40,000	(2)	$9.32	$44,781
Gapsu Kim	6/25/08	—	—	—	—	—	—	—	30,000	(2)	$9.32	$33,586
Joanne Kim	6/11/08								50,000	(3)	$9.00	$62,249
Kyu-Hyun Kim	6/25/08								40,000	(2)	$9.32	$44,781
Steven Koh	6/25/08								140,000	(2)	$9.32	$156,735
Richard Lim	6/25/08								30,000	(2)	$9.32	$33,586
Fred Mautner	6/25/08								50,000	(2)	$9.32	$55,977
Young Hi Pak	6/25/08								30,000	(2)	$9.32	$33,586
Harry Siafaris	6/25/08								40,000	(2)	$9.32	$44,781

(1)
The exercise price for each stock option is the closing stock price on the date of grant.

(2)
Represents directors' options granted under the 2008 Stock Option Plan

(3)
Represents Ms. Kim's options granted under the 2008 Stock Option Plan. 50,000 options consist of 40,000 non-qualified options and 10,000 incentive stock options.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information on outstanding option and stock awards held by the NEOs at December 31, 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End

			Option awards					Stock awards
Name	Grant Date		Number of Securities underlying unexercised option (#) exercisable	Number of Securities underlying unexercised option (#) unexercisable(1)	Equity incentive plan awards: Number of Securities underlying unexercised unearned option(#)	Option exercise price($)	Option Expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Mel Elliot	6/25/08		6,000	24,000	—	$9.32	6/25/18	—	—	—	—
Lawrence Jeon	6/25/08		8,000	32,000	—	$9.32	6/25/18	—	—	—	—
Gapsu Kim	6/25/08		6,000	24,000	—	$9.32	6/25/18	—	—	—	—
Joanne Kim	2/01/2005		9,000	—	—	$15.2100	2/01/2015	—	—	—	—
	2/28/2005		3,000	—	—	$13.7000	2/28/2015	—	—	—	—
	9/01/2006	(2)	4,800	3,200	—	$19.1800	9/01/2011	—	—	—	—
	6/11/2008	(3)	3,000	7,000	—	$9.0000	6/11/2013	—	—	—	—
	6/11/2008	(4)	12,000	28,000	—	$9.0000	6/11/2018	—	—	—	—
Kyu-Hyun Kim	6/25/08		8,000	32,000	—	$9.32	6/25/18	—	—	—	—
Steven Koh	6/25/08		28,000	112,000	—	$9.32	6/25/18	—	—	—	—
Richard Lim	6/25/08		6,000	24,000	—	$9.32	6/25/18	—	—	—	—
Fred Mautner	6/25/08		10,000	40,000	—	$9.32	6/25/18	—	—	—	—
Young Hi Pak	6/25/08		6,000	24,000	—	$9.32	6/25/18	—	—	—	—
Harry Siafaris	6/25/08		8,000	32,000	—	$9.32	6/25/18	—	—	—	—

(1)
All options granted for directors except Ms. Kim in 2008 vest over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant.

(2)
Ms. Kim's 8,000 incentive stock options will be vested over a period of four (4) years, with the first 20% vesting on the date of grant. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

(3)
Ms. Kim's 10,000 incentive stock options will be vested over a period of three (3) years, with the first 30%, the second 30%, and the last 40% of vesting schedule. The options are exercisable for 5 years, and expire on the date 5 years from the date of grant.

(4)
Ms. Kim's 40,000 non-qualified stock options will be vested over a period of three (3) years, with the first 30%, the second 30%, and the last 40% of vesting schedule. The options are exercisable for 10 years, and expire on the date 10 years from the date of grant.

Option Exercises and Stock Vested

        There were no options exercised by directors and stock vested to each director in 2008.

 HUMAN RESOURCES COMMITTEE REPORT

        The Human Resources Committee held six meetings during fiscal year 2008. The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Human Resources Committee, the Human Resources Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to shareholders.

Submitted by the Human Resources Committee of the Board of Directors

Harry Siafaris (Chairman)
Young Hi Pak (Vice Chairperson)
Mel Elliot
Steven Koh
Kyu-Hyun Kim
Gapsu Kim
Richard Lim
Dated: April 01, 2009

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2008, our HR Committee consisted of Harry Siafaris, Steven Koh, Kyu-Hyun Kim, Gapsu Kim, Richard Lim, Young Hi Pak. No member of the HR Committee was an officer or employee of Wilshire Bancorp or any of its subsidiaries during 2008 and no member of the HR Committee is formerly an officer of Wilshire Bancorp or any of its subsidiaries. In addition, none of our executive officers has served as a member of a compensation committee or Board of Directors of any other entity an executive officer of which is currently serving as a member of our Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under Section 402 of the Sarbanes-Oxley Act of 2002, it is generally prohibited for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition, however, is not applicable to loans that are made in compliance Section 22(h) of the Federal Reserve Act or the Federal Reserve's Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

        Certain of our officers, directors and principal shareholders and their affiliates have had transactions with the Bank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of the Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features. All loans made by the Bank to its directors, officers and principal shareholders are in compliance with the requirements of Federal Reserve Regulation O.

        We recognize that related party transactions can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of our shareholders. To ensure that all loans and related party transactions are in the Company's best interests, the Board of Directors of Wilshire Bancorp has charged the Directors' Loan Committee of the Bank, which is made up of all independent directors, excluding any interested parties, to review and evaluate all loans to related parties. The Loan Committee of the Bank reviews such loans for compliance with the "Insider Loans" provisions of the Bank's General Loan Policy. The policy requires that a majority of the entire board of directors approve, in advance, all loans to insiders of the Bank and their related interests or to insiders of an affiliate of the Bank where the aggregate amount loaned to the insider and his or her related interests exceeds the greater of $25,000 or 5 percent of the Bank's capital and unimpaired surplus. The interested party my not participate directly or indirectly by participating in the discussion during the voting. Prior approval also is needed whenever the aggregate amount of such loans exceeds $500,000.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

        Based solely on our review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% shareholders were timely met, except Ms. Joanne Kim who filed the Form 4 on December 2, 2008 instead of filing the form before or on November 25, 2008.

PROPOSAL NO. 2.
ADVISORY VOTE ON THE
CORPORATION'S NAMED EXECUTIVE OFFICER COMPENSATION

        On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009, or "ARRA," into law. The ARRA includes a provision, commonly referred to as "Say-on-Pay," that amends existing law and requires all TARP recipients to "permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the [SEC] (which disclosure shall include the compensation discussion and analysis, the compensation tables, and any related material)" at its annual meeting of shareholders. As noted previously in this proxy statement, we are a TARP recipient because of our participation in the U.S. Department of the Treasury's Capital Purchase Program, pursuant to which we issued preferred stock and a warrant to purchase common stock to the U.S. Treasury.

        Accordingly, we are providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay programs and policies through the following resolution:

          "RESOLVED, that the shareholders approve the compensation of executive officers as described in the Compensation Discussion & Analysis and the tabular disclosures regarding Named Executive Officer compensation (together with the accompanying narrative disclosures) in this proxy statement."

        As provided in the ARRA, the vote is not binding on the Board of Directors and may not be construed as (i) overruling a decision by the Board of Directors, (ii) creating or implying any additional fiduciary duty by the Board of Directors, or (iii) restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

        We believe that our compensation policies and procedures are aligned with the long-term interests of our shareholders. Because your vote is advisory, it will not be binding upon the Board of Directors. However, our HR Committee will take into account the outcome of your vote when considering future executive compensation arrangements.

 Vote Required and Board Recommendation

        If a quorum is present at the Annual Meeting, the vote of the holders of a majority of the outstanding shares of our common stock entitled to vote and that are present in person or represented by proxy at the Annual Meeting, will be required to approve the advisory proposal on executive compensation.

        The Board of Directors unanimously recommends a vote FOR approval of the compensation of executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures regarding Named Executive Officer compensation (together with the accompanying narrative disclosures) in this proxy statement.

OTHER MATTERS

        To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

        We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER DIRECTOR NOMINATIONS AND OTHER PROPOSALS FOR THE NEXT
ANNUAL MEETING OF SHAREHOLDERS

Consideration of Director Nominees

        Wilshire Bancorp's Bylaws provide for the nomination of directors in the following manner:

          "At any annual or special meeting of shareholders, persons nominated for election as directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein and such nominations are otherwise proper for consideration under applicable law and the Articles of Incorporation and bylaws of the Corporation. Notice of the name of any person to be nominated by any shareholders for election as a director of the Corporation at any meeting of shareholders shall be delivered to the Secretary of the Corporation at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than 70 days in advance of the annual meeting if the Corporation shall have been previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any shareholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the

  Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), such person's signed consent to serve as a director of the Corporation if elected, such shareholder's name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such shareholder. As used herein, shares "beneficially owned" shall mean all shares as to which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934), may be deemed to be beneficially owned pursuant to rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as well as all shares as to which such person, together with such person's affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that nominees not be considered if such notice has not been given."

        The Board of Directors will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with the procedures set forth in the foregoing provision. To date, we have not received any recommended nominees from any non-management shareholders or group of shareholders that beneficially owns five percent of our voting stock.

Consideration of Other Shareholder Proposals

        Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals to be included in our Proxy Statement and form of Proxy for the 2010 Annual Meeting of Shareholders, must be received by us at our principal executive offices in Los Angeles, California, addressed to our Corporate Secretary, not later than December 17, 2009. With respect to any shareholder proposals for director nominations submitted pursuant to our Bylaws, they must be provided in compliance with the provisions of our Bylaws which are set forth above. These proposals must comply with applicable California law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Audit Committee Report nor the Human Resources Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

        The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our shareholders.

By Order of the Board of Directors,
/s/ JOANNE KIM Joanne Kim President and Chief Executive Officer Wilshire Bancorp, Inc.

Los Angeles, California
April 16, 2009

<STOCK#> 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND  000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 C 1234567890 J N T 0 2 1 4 2 4 1 123456 C0123456789 12345 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Wilshire Bancorp, Inc. 011GSA 1 U P X + Annual Meeting Proxy Card . Change of Address — Please print new address below. 01 - Mel Elliot 02 - Richard Lim 03 - Harry Siafaris Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 01 02 03 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. 1. To elect as Class II Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2012 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on XXXXXX XX, 20XX. Vote by Internet • Log on to the Internet and go to www.investorvote.com/tickersymbol • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. +

ANNUAL MEETING MAY 27, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Joanne Kim and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 13, 2009, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 27, 2009, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1 AND FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2. TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK, AS STATED ON THE REVERSE SIDE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

<STOCK#> 0 2 1 4 2 4 2 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Wilshire Bancorp, Inc. 011GTA 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card . + 01 - Mel Elliot 02 - Richard Lim 03 - Harry Siafaris Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Advisory (non-binding) proposal to approve executive compensation. 01 02 03 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. 1. To elect as Class II Directors of Wilshire Bancorp, Inc. the following persons to hold office for three-year terms expiring at the 2012 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ANNUAL MEETING MAY 27, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Joanne Kim and Alex Ko, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Wilshire Bancorp, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 13, 2009, at the Annual Meeting of Shareholders of Wilshire Bancorp, Inc. to be held on May 27, 2009, and any continuation(s), postponement(s) or adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1 AND FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION UNDER PROPOSAL 2. TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK, AS STATED ON THE REVERSE SIDE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side.) Proxy — WILSHIRE BANCORP, INC.

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials WILSHIRE BANCORP, INC. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 BARCODE Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2009 Date: May 27, 2009 Time: 10:00 AM PDT Location: Oxford Palace Hotel 745 S. Oxford Ave. Los Angeles, CA 90005 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: send material@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2009 to facilitate timely delivery. —How To Vote — Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Internal Use Only Vote By Internet: To vote now by Internet, go to www.proxyvote.com Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000019944_2 R2.09.03.15

Voting items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors Nominees 01 Mel Elliot 02 Richard Lim 03 Harry Siafaris The Board of Directors recommends you vote FOR the following proposal (s). 2 An advisory (non-binding) vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 0000019944_3 R2.09.03.15

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000019944_4 R2.09.03.15